UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                        Pursuant to Section 13 or 15(d)
                                     of the
                        Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported): September 23, 1997


                                NUI Corporation
             (Exact Name of Registrant as Specified in its Charter)



                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)



                  1-8353                        22-1869941
     (Commission File Number)      (I.R.S. Employer Identification Number)


     550 Route 202-206, P. O. Box 760, Bedminster, New Jersey    07921-0760
           (Address of Principal Executive Offices)              (Zip Code)


                                 (908) 781-0500
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
         (Former Name or former Address, if Changed Since Last Report)



     Item 5.   Other Events


                    The Company announced that the Board of Directors
               approved an amendment to the By-Laws of the Corporation changing the date of the Corporation's Annual Meeting to the fourth Tuesday in the month of January. Previously, the date had been the second Tuesday in the month of March. Accordingly, the next Annual meeting is scheduled for Tuesday, January 27, 1998.


     Item 7.   Financial Statements and Exhibits

               (c)  Exhibits

                    Exhibit 99

                    Press Release of NUI Corporation, dated September 29, 1997




                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NUI CORPORATION



                                   By:  /s/ JOHN KEAN, JR.

                                   Name:     John Kean, Jr.

                                   Title:    President and Chief Executive
                                             Officer

     Date:  September 30, 1997